PACE Select

Prospectus/SAI Supplement

PACE® Select Advisors Trust

PACE® High Yield Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information (the "SAI"), each dated November 28, 2010, as previously supplemented

May 24, 2011

Dear Investor,

The purpose of this supplement is to update information regarding PACE High Yield Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). Specifically, this supplement updates information related to the fund's investment strategies and policies.

UBS Global AM serves as the fund's manager, and MacKay Shields LLC ("MacKay Shields") currently serves as the fund's investment advisor. The Board of Trustees of the Trust recently approved a change to the fund's investment policies to allow the fund to invest up to 10% of its total assets in US and/or non-US senior secured bank loans. Previously, the fund's investment policies allowed the fund to invest up to 10% of its total assets in US senior secured bank loans (i.e., senior loans made to borrowers that are domiciled in the US, which could be denominated in foreign currencies), but did not allow the fund to invest in non-US senior secured bank loans.

Accordingly, the Prospectuses and the SAI are hereby revised as follows, effective immediately:

The section captioned "PACE High Yield Investments Fund summary" and sub-captioned "Allowable securities" beginning on page 28 of the Prospectuses is revised by replacing the first sentence of the final paragraph in that section (as supplemented) with the following:

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments.

The section captioned "More information about the funds—PACE High Yield Investments—Investment objective and principal strategies" and sub-captioned "Allowable securities" on page 79 of the Prospectuses is revised by replacing the first sentence of the final paragraph in that section (as supplemented) with the following:

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments.

ZS-483

The section captioned "The funds and their investment policies" and sub-captioned "PACE High Yield Investments" on page 9 of the SAI is revised by replacing the seventh sentence of the third paragraph in that section (as supplemented) with the following:

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE